EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Enterprises, Inc. (the “Company”) on Form 10-Q for the second quarter ended November 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark W. McCutcheon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 11, 2013

/s/ Mark W. McCutcheon
Mark W. McCutcheon
Chairman of the Board,
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Golden Enterprises, Inc. and will be retained by Golden Enterprises, Inc. and furnished to the Securities and Exchange Commission, or its staff, upon request.

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